HECTOR COMMUNICATIONS CORPORATION AND SUBSIDIARIES
    Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                  Certification

The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q/A for the periods ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  September 9, 2004                        /s/ Curtis A. Sampson
                                                --------------------------------
                                                Chief Executive Officer


Date:  September 9, 2004                        /s/ Charles A. Braun
                                                --------------------------------
                                                Chief Financial Officer